LEGG MASON GLOBAL ASSET MANAGEMENT TRUST

SUPPLEMENT DATED FEBRUARY 8, 2013

TO THE PROSPECTUS DATED MAY 1, 2012 OF

LEGG MASON BATTERYMARCH INTERNATIONAL EQUITY TRUST

The following text replaces the section of the fund’s prospectus titled “More on fund management – Manager and adviser”:

Legg Mason Partners Fund Advisor, LLC (“LMPFA” or the “manager”) is the fund’s investment manager. LMPFA, with offices at 620 Eighth Avenue, New York, New York 10018, also serves as the investment manager of other Legg Mason-sponsored funds. LMPFA provides administrative and certain oversight services to the fund. As of December 31, 2012, LMPFA’s total assets under management were approximately $180.6 billion.

LMPFA has retained Batterymarch Financial Management, Inc. (“Batterymarch”), John Hancock Tower, 200 Clarendon Street, Boston, Massachusetts 02116, as investment adviser to the fund. Batterymarch provides investment management services to the fund, which includes making investment decisions and placing orders to buy or sell a particular security, except for management of cash and short-term instruments. Batterymarch, founded in 1969, acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds, as well as to individual investors. Total assets under management of Batterymarch were approximately $12.5 billion as of December 31, 2012.

Western Asset Management Company (“Western Asset”) manages the fund’s cash and short-term instruments. Western Asset, established in 1971, has offices at 385 East Colorado Boulevard, Pasadena, California 91101 and 620 Eighth Avenue, New York, New York 10018. Western Asset acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. As of December 31, 2012, the total assets under management of Western Asset and its supervised affiliates were approximately $461.9 billion.

LMPFA, Batterymarch and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc., a financial services holding company. Legg Mason, whose principal executive offices are at 100 International Drive, Baltimore, Maryland 21202, is a global asset management company. As of December 31, 2012, Legg Mason’s asset management operations had aggregate assets under management of approximately $648.9 billion.

Please retain this supplement for future reference.

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